UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Eyal Hen as Chief Financial Officer; Hen Employment Agreement

On May 15, 2019, Rekor Systems, Inc. (the “Company”) announced the appointment of Eyal Hen, 46, as the Company’s Chief Financial Officer and Principal Financial and Accounting Officer, effective immediately. On the same day he entered into an employment agreement with the Company (the “Hen Employment Agreement”).

Mr. Hen has more than 16 years’ experience as a global finance and business management executive in corporate environments, most recently with VAYA Pharma Inc. and Ormat Technologies, Inc. (NYSE:ORA). His expertise working as a finance executive in the public markets, where he oversaw financial reporting, compliance initiatives, investor communications, and financing, will be instrumental as the Company continues its growth. Mr. Hen holds a BA in Economics and Accounting from Ben Gurion University (Israel) and an MBA from the University of Phoenix.

The Hen Employment Agreement provides for an initial three-year term, subject to automatic extension. Mr. Hen will receive an annual base salary of $335,000, and will be eligible for a bonus as determined by the Board of Directors of the Company (the “Board”) in its sole discretion. Mr. Hen is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Hen Employment Agreement). Mr. Hen is eligible for benefits available to management employees generally, as outlined in the Company’s annual proxy statement filed with the Securities Exchange Commission (“SEC”) on August 9, 2018. In connection with his employment, on May 15, 2019, Mr. Hen was granted options to purchase 50,000 shares of common stock of the Company, $0.0001 par value per share (“Common Stock”), pursuant to the Company’s 2017 Equity Award Plan (the “2017 Plan”), which will vest in three equal annual installments on the first (May 15, 2020), second (May 15, 2021), and third (May 15, 2022) anniversaries of the grant date, at a strike price of $0.78 per share, the closing price of the Company’s Common Stock on May 15, 2019.

There is no arrangement or understanding between Mr. Hen and any other person pursuant to which Mr. Hen is to be selected as an officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Additionally, there is no family relationship between Mr. Hen and any other person that would require disclosure under Item 401(d) of Regulation S-K. Mr. Hen is also not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing summary of the Hen Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Hen Employment Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein. The Company also issued a press release regarding the appointment of Mr. Hen, which is attached as Exhibit 99.1 hereto.

New Employment Agreements with Current Executive Officers – Robert Berman and Riaz Latifullah

On May 15, 2019, the Company entered into a new employment agreement with each of Robert Berman (the “Berman Employment Agreement”) and Riaz Latifullah (the “Latifullah Employment Agreement”), current executive officers of the Company, in order to conform provisions in Messrs. Berman’ and Latifullah’s previous employment agreements to provisions in the Hen Employment Agreement, and to provide for a title and position change for Mr. Latifullah.

The Berman Employment Agreement provides that Mr. Berman shall continue to be the President and Chief Executive Officer of the Company for an initial term to end on April 7, 2024, subject to automatic extension. Mr. Berman’s annual base salary is $495,000, and he will be eligible for a bonus as determined by the Board in its sole discretion. Mr. Berman is eligible to receive two times his base salary then in effect if Mr. Berman’s employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Berman Employment Agreement). Mr. Berman is eligible for benefits available to management employees generally, as outlined in the Company’s annual proxy statement filed with the SEC on August 9, 2018. In connection with his employment, on May 8, 2019, Mr. Berman was granted options to purchase 100,000 shares of Common Stock pursuant to the 2017 Plan, which will vest in three equal annual installments on the first (May 8, 2020), second (May 8, 2021), and third (May 8, 2022) anniversaries of the grant date, with 50,000 of such options at a strike price of $1.50 per share and the remaining 50,000 options at a strike price of $1.00 per share.

The foregoing summary of the Berman Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Berman Employment Agreement attached as Exhibit 10.2 hereto and incorporated by reference herein.

The Latifullah Employment Agreement provides that Mr. Latifullah shall be Executive Vice President of Corporate Development, effective immediately, for an initial term to end on April 7, 2022, subject to automatic extension. Mr. Latifullah’s annual base salary is $305,000, and he will be eligible for a bonus as determined by the Board in its sole discretion. Mr. Latifullah is eligible to receive two times his base salary then in effect if Mr. Latifullah’s employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Latifullah Employment Agreement). Mr. Latifullah is eligible for benefits available to management employees generally, as outlined in the Company’s annual proxy statement filed with the SEC on August 9, 2018. In connection with his employment, on May 8, 2019, Mr. Latifullah was granted options to purchase 20,000 shares of Common Stock, pursuant to the 2017 Plan, which will vest in three equal annual installments on the first (May 8, 2020), second (May 8, 2021), and third (May 8, 2022) anniversaries of the grant date, at a strike price of $0.80 per share, the closing price of the Company’s Common Stock on May 8, 2019.

The foregoing summary of the Latifullah Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Latifullah Employment Agreement attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Listed and indexed below are all Exhibits filed as part of this report.

Exhibit No.	Description
10.1	Employment Agreement with Eyal Hen effective May 15, 2019
10.2	Employment Agreement with Robert Berman effective May 15, 2019
10.3	Employment Agreement with Riaz Latifullah effective May 15, 2019
99.1	Press Release dated May 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: May 21, 2019	By:	/s/ Robert A. Berman
	Name:	Robert A. Berman
	Title:	President and Chief Executive Officer